Liquidity	6 Months Ended
Jun. 30, 2021
Liqudity [Abstract]
LIQUIDITY

2. LIQUIDITY

The Group reported a net loss of $17,102,407 and net operating cash outflow of $6,754,035 for the six months ended June 30, 2021. In addition, the Group had an accumulated deficit of $46,570,550 as of June 30, 2021. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. If management is not able to generate significant revenues from its product candidates currently in development, the Group may not be able to achieve profitability.

The Group’s principal sources of liquidity have been cash, marketable securities and line of credit facility from related parties. As of the date of issuance of the condensed consolidated financial statements, the Group has approximately $16 million of restricted and unrestricted cash and approximately $15 million of undrawn line of credit facility from related parties. Based upon the current market price of the Group’s marketable securities, it anticipates it can liquidate such marketable securities, if necessary. In addition, the Group will need to maintain its operating costs at a level through strict cost control and budgeting to ensure operating costs will not exceed the aforementioned sources of funds to continue as a going concern for a period within one year after the issuance of its condensed consolidated financial statements.

The Group believes that available cash, together with the efforts from aforementioned management plan and actions, should enable the Group to meet current anticipated cash needs for at least the next 12 months after the date that the condensed consolidated financial statements are issued and the Group has prepared the condensed consolidated financial statements on a going concern basis. We may, however, need additional capital in the future to fund our continued operations. If we determine that our cash requirements exceeds the amount of cash and cash equivalents we have at the time, we may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity or convertible debts would result in further dilution to our shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that might restrict our operations. We cannot assure you the financing will be available in amounts or on terms acceptable to us, if at all.